UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report: March 30, 2006
(Date of earliest event reported)

               Wells Fargo Mortgage Backed Securities 2006-4 Trust
--------------------------------------------------------------------------------
           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
--------------------------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
--------------------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

      New York                      333-129159-04           Applied For
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File No.  (IRS Employer Identification
    of incorporation            of issuing entity)     No. of issuing  entity)
   of issuing entity)

      7430 New Technology Way, Frederick, Maryland              21703
--------------------------------------------------------------------------------
Address of principal executive offices                        (Zip Code)

Depositor's telephone number, including area code            (301) 846-8881
                                                 -------------------------------

------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 Financial Statements and Exhibits

          (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                      Description
-----------                      -----------

      (5.1)                      Legality Opinion of Cadwalader, Wickersham
                                 & Taft LLP.

      (8.1) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

      (23.1) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION

March 30, 2006


                                       /s/ Bradley A. Davis
                                       --------------------------
                                       Bradley A. Davis
                                       Vice President

                              INDEX TO EXHIBITS

                                                                    Paper (P) or

Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (5.1)               Legality Opinion of Cadwalader,               E
                          Wickersham & Taft LLP.

      (8.1)               Tax Opinion of Cadwalader, Wickersham         E
                          & Taft LLP (included as part of
                          Exhibit 5.1).

      (23.1)              Consent of Cadwalader, Wickersham &           E
                          Taft LLP (included as part of Exhibit
                          5.1)